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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT : DECEMBER 9, 2002
                DATE OF EARLIEST EVENT REPORTED: DECEMBER 3, 2002

COMMISSION FILE NUMBERS - 333-77441, 333-77437, 333-87174, 333-87178, 333-87182
AND 333-87950

                      SAGE LIFE ASSURANCE OF AMERICA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                                             51-0258372
(STATE OR OTHER JURISDICTION OF INCORPORATION)           (I.R.S. EMPLOYER IDENTIFICATION NO.)

                300 ATLANTIC STREET, STAMFORD, CONNECTICUT 06901
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS) (ZIP CODE)


                                 (203) 602-6500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


ITEM 5.  OTHER EVENTS

As disclosed in the Company's Form 10-Q for the three and nine-month periods ended September 30, 2002, the Company has been seeking to amend its Underwriting Agreement with Sage Distributors, Inc. and Cost Sharing Agreement with Sage Insurance Group Inc., both effective October 1, 2002. These amendments were approved by the Delaware Insurance Department on December 3, 2002. Continued effectiveness of the amendment to the Underwriting Agreement is conditional upon a letter of intent being executed by a new investor by December 31, 2002 and adequate funding and an actual cash investment being in place by March 31, 2003. The Company has agreed that, if adequate funding and an actual cash investment is not in place by March 31, 2003, the Company will cease all new sales of variable annuity and variable life insurance products.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 AMENDMENT NO. 1 TO THE UNDERWRITING AGREEMENT BETWEEN SAGE DISTRIBUTORS INC AND SAGE LIFE ASSURANCE OF AMERICA INC DATED DECEMBER 3, 2002.

EXHIBIT 99.2 AMENDMENT NO. 2 TO THE COST SHARING AGREEMENT BETWEEN SAGE INSURANCE GROUP, INC. AND SAGE LIFE ASSURANCE OF AMERICA INC. DATED DECEMBER 3, 2002.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      Sage Life Assurance of America, Inc.


                              /s/ Terry Eleftheriou
                                Terry Eleftheriou
                             Chief Financial Officer



DATE: DECEMBER 9, 2002